UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

Rexford Industrial Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11620 Wilshire Blvd., Suite 1000 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 996-1680	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625 % Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 23, 2023, Rexford Industrial Realty, Inc. (the “Company”) and Rexford Industrial Realty, L.P. (the “Operating Partnership”) entered into amendments to their existing equity distribution agreements with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC (formerly known as JMP Securities LLC), Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, their respective affiliates (the “First Amendments”). The purpose of the First Amendments was to contemplate the sales of the remaining shares of the Company’s common stock pursuant to the equity distribution agreements pursuant to the Company’s new Registration Statement on Form S-3 (Registration No. 333-275138) filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2023. Also on October 23, 2023, the Company and the Operating Partnership terminated their existing equity distribution agreement with BTIG, LLC and entered into a new equity distribution agreement with BTIG, LLC, Nomura Securities International, Inc., Nomura Global Financial Products, Inc. and its affiliate (the “BTIG Agreement”) to (1) provide that the Company may enter into forward sale agreements with Nomura Global Financial Products, Inc., acting as forward purchaser, and (2) contemplate the sales of the remaining shares of the Company’s common stock pursuant to the equity distribution agreements pursuant to the Company’s new Registration Statement on Form S-3 (Registration No. 333-275138) filed with the SEC on October 23, 2023. Except as described above, the terms of the BTIG Agreement as described in the Company’s Current Report on Form 8-K filed on February 17, 2023 remain unchanged.

Under the existing equity distribution agreements, an aggregate offering price of $156,751,295.54 of the Company’s common stock has been offered and sold through October 23, 2023. As a result of such prior sales, as of October 23, 2023, shares of the Company’s common stock having an aggregate offering price of up to $1,093,248,704.46 remain available for offer and sale under the equity distribution agreements.

The foregoing description of the First Amendments and BTIG Agreement are qualified in their entirety by reference to the forms of First Amendments for (i) Capital One Securities, Inc. and JMP Securities LLC and (ii) BofA Securities, Inc., CIBC World Markets Corp., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc., Wells Fargo Securities, LLC and their respective affiliates, filed as Exhibit 1.1 and Exhibit 1.2, respectively, and the BTIG Agreement filed as Exhibit 1.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Form of Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023.

1.2	Form of Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023.

1.3	Equity Distribution Agreement, dated October 23, 2023, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., BTIG, LLC, Nomura Global Financial Products, Inc. and its affiliate.

5.1	Opinion of Venable LLP regarding the legality of the shares offered.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXFORD INDUSTRIAL REALTY, INC.

Date: October 23, 2023	By:	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

Date: October 23, 2023	By:	/s/ Michael S. Frankel
Michael S. Frankel
Co-Chief Executive Officer (Principal Executive Officer)